Merger of South State Corporation and Park Sterling Corporation

April 27, 2017

SOUTH STATE CORPORATION

PARKSTERLING

Forward Looking Statements

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication which are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project" and "intend," as well as other similar words and expressions of the future, are intended to identify forward-looking statements. South State Corporation ("South State") and Park Sterling Corporation ("Park Sterling") caution readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between South State and Park Sterling; the outcome of any legal proceedings that may be instituted against South State or Park Sterling; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; South State's ability to complete the acquisition and integration of Park Sterling successfully; credit risk associated with commercial real estate, commercial business and construction lending; interest risk involving the effect of a change in interest rates on both of South State's and Park Sterling's earnings and the market value of the portfolio equity; liquidity risk affecting each bank's ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, which subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting from changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of South State and Park Sterling. Additional factors that could cause results to differ materially from those described above can be found in South State's Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the Securities and Exchange Commission (the "SEC") and available in the "Investor Relations" section of South State's website, http://www.southstatebank.com, under the heading "SEC Filings" and in other documents South State files with the SEC, and in Park Sterling's Annual Report on Form 10-K for the year ended December 31, 2016, which is on file with the SEC and available on the "Investor Relations" page linked to Park Sterling's website, http://www.parksterlingbank.com, under the heading "Regulatory Filings" and in other documents Park Sterling files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither South State nor Park Sterling assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction between South State and Park Sterling, South State will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of South State and Park Sterling and a Prospectus of South State, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving South State and Park Sterling will be submitted to Park Sterling's shareholders and South State's shareholders for their consideration. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. **Shareholders of South State and shareholders of Park Sterling are urged to read the registration statement and the joint proxy statement/prospectus regarding the transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.**

Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about South State and Park Sterling, without charge, at the SEC's website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Park Sterling Corporation, 1043 E. Morehead Street, Suite 201, Charlotte, North Carolina 28204, Attention: Donald K. Truslow, (704) 323-4292.

PARTICIPANTS IN THE SOLICITATION

South State, Park Sterling and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding South State's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 6, 2017, and certain of its Current Reports on Form 8-K. Information regarding Park Sterling's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2017, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

Transaction Rationale

Strategic	✓ Combination of two great companies with complementary strengths ✓ Increases density and depth ✓ Extends footprint throughout the Carolinas, Georgia and into Virginia ✓ Common vision of the future of regional banking ✓ Management continuity and improved team talent across entire franchise
Markets	✓ Improved market share position in several metropolitan markets ✓ Meaningfully enhances competitive position and ability to attract talent in Charlotte ✓ Entrance into growth markets of Richmond and Raleigh ✓ 74% of PSTB branches are in MSAs which SSB already operates
Financial	✓ Mid single-digit EPS accretion post integration ✓ Less than 4% tangible book value dilution ✓ Tangible book value earnback in 3 to 4 years ✓ Preservation of strong capital position and balance sheet

Pro Forma Footprint

Park Sterling Highlights

General Information	
Headquarters	Charlotte, NC
Branches	54
Executive Management	
Chief Executive Officer	James C. Cherry
President	Bryan F. Kennedy, III
Chief Financial Officer	Donald K. Truslow
Balance Sheet Highlights (billions)	
Assets	$3.3
Loans	2.5
Deposits	2.5



Richmond
VIRGINIA
NORTH CAROLINA
Raleigh
Spartanburg
Greenville
Charlotte
SOUTH CAROLINA
Wilmington
Atlanta
Athens
Columbia
Myrtle Beach
Augusta
Charleston
GEORGIA
Savannah
SSB (129)
PSTB (54)

Source: SNL Financial; Data as of 3/31/17

Market Share

Combined Counties of Operation (1)				
Rank	Institution	Branches	Deposits ($bn)	Market Share
1	Wells Fargo & Co.	411	$39.9	19.7 %
2	Bank of America Corp.	234	36.0	17.7
3	BB&T Corp.	283	21.5	10.6
4	SunTrust Banks Inc.	208	15.5	7.6
5	First Citizens BancShares Inc.	206	11.5	5.7
	Pro Forma	**183**	**11.3**	**5.5**
6	**South State Corp.**	**129**	**8.8**	**4.3**
7	Synovus Financial Corp.	58	5.0	2.5
8	United Community Banks Inc.	69	4.9	2.4
9	Toronto-Dominion Bank	65	4.0	2.0
10	PNC Financial Services Group Inc.	71	2.4	1.2
11	Regions Financial Corp.	69	3.2	1.6
12	F.N.B. Corp.	33	2.8	1.4
13	Fifth Third Bancorp	42	2.5	1.2
14	**Park Sterling Corp.**	**54**	**2.5**	**1.2**
15	Capital Bank Financial Corp.	38	2.0	1.0
16	Brand Group Holdings Inc.	8	2.0	1.0
17	Pinnacle Financial Partners Inc.	36	1.7	0.9
18	Bank of the Ozarks Inc.	32	1.7	0.8
19	Union Bankshares Corp.	28	1.5	0.8
20	Carolina Financial Corp.	30	1.5	0.7



VA
Richmond
NC
Raleigh
Greenville
Charlotte
SC
Columbia
Wilmington
Myrtle Beach
Gainsville
Athens
Atlanta
Augusta
GA
Charleston
Savannah
Pro Forma County Market Share
#1 to #5
#6 to #10
Greater than #10

Source: SNL Financial
Deposit data as of 6/30/16
(1) Includes combined counties of operation for SSB and PSTB; excludes money center or super regional bank branches with greater than $1.0 billion in deposits

Better Positioned in Top C&I Markets

Top 25 MSAs by C&I Sales

Rank	Market Name	Total C&I Sales ($bn)	Total C&I Businesses
1	Atlanta-Sandy Springs-Roswell, GA	183.6	35,686
2	Washington-Arlington-Alexandria, DC-VA-MD-WV	116.9	31,466
3	**Charlotte-Concord-Gastonia, NC-SC**	**90.2**	**15,854**
4	Virginia Beach-Norfolk-Newport News, VA-NC	50.5	9,126
5	**Richmond, VA**	**49.7**	**8,253**
6	Greensboro-High Point, NC	41.1	6,065
7	**Raleigh, NC**	**40.4**	**7,369**
8	**Greenville-Anderson-Mauldin, SC**	**40.0**	**5,378**
9	**Columbia, SC**	**25.6**	**4,547**
10	Winston-Salem, NC	24.4	3,932
11	**Spartanburg, SC**	**24.3**	**2,154**
12	**Charleston-North Charleston, SC**	**24.1**	**4,475**
13	Chattanooga, TN-GA	21.8	3,779
14	Durham-Chapel Hill, NC	19.4	3,306
15	**Augusta-Richmond County, GA-SC**	**18.6**	**3,285**
16	Asheville, NC	18.3	3,371
17	Hickory-Lenoir-Morganton, NC	17.1	2,638
18	Roanoke, VA	15.6	2,415
19	Kingsport-Bristol-Bristol, TN-VA	13.7	1,988
20	**Savannah, GA**	**13.3**	**2,797**
21	Fayetteville, NC	11.0	2,134
22	Columbus, GA-AL	9.9	1,794
23	**Wilmington, NC**	**8.5**	**2,085**
24	**Myrtle Beach-Conway-North Myrtle Beach, SC-NC**	**8.3**	**2,694**
25	Charlottesville, VA	6.7	1,720



Richmond
Raleigh
Charlotte
Greenville
Gainsville
Columbia
Wilmington
Athens
Atlanta
Augusta
Myrtle Beach
Charleston
Savannah
Total C&I Sales By MSA
> $40.0 billion
$4.7 billion - $40.0 billion
$2.8 billion - $4.7 billion
$1.7 billion - $2.8 billion
< $1.7 billion

Demographic data as of 6/30/16
Note: Gray highlight denotes pro forma market of operation
Includes companies classified with the NAICs as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing

Transaction Terms

Buyer	South State Corporation (Nasdaq: SSB)
Seller	Park Sterling Corporation (Nasdaq: PSTB)
Fixed Exchange Ratio	0.14 shares of SSB common stock for each share of PSTB common stock
Consideration	100% stock
Implied Price per Share	$12.87
Aggregate Transaction Value	$690.8 million
Ownership Split	80% SSB / 20% PSTB
Board Representation	2 Directors to be appointed to SSB's Board of Directors, including Jim Cherry
Management Retention	Employment Agreements with Bryan Kennedy & Don Truslow
Required Approvals	Regulatory and shareholder approvals from both SSB and PSTB
Expected Closing	4th Quarter 2017

Multiples Comparison

	Transaction Multiples	SSB Trading Multiples
Price / Tangible Book Value [1]:	236%	289%
Price / 2017 Earnings [2]:	21.8 x	22.0 x

Other Transaction Data

Market Premium [3]:	2.8%	
PSTB Dividend Increase [4]:	15.5%	

Source: SNL Financial
Pricing data as of 4/26/17
(1) Based on PSTB's tangible book value per share of $5.45 as of 3/31/2017
(2) Based on FactSet consensus estimates
(3) Based on PSTB's closing price of $12.52
(4) Based on PSTB's quarterly dividend per share of $0.04 and SSB's quarterly dividend per share of $0.33

Transaction Assumptions

Purchase Accounting	• Overall credit mark of $61 million – Comprehensive review process – 57% of total loan balances – 100% of impaired loans
Expense Savings	• Expected to be 35% of PSTB's noninterest expense – 75% realized in 2018 – 100% realized thereafter
Pro Forma Capital	• Tangible Common Equity / Tangible Assets: ~8.7 % • Total Capital Ratio: ~12.6 %
Merger Costs	• Approximately $50 million after-tax
Other Assumptions	• Includes: – Full impact of lost interchange revenue caused by Durbin Amendment – Balance sheet repositioning • Core deposit intangible equal to 1.5%

Loan Concentrations (1)



400%
300%
200%
100%
0%
313%
188%
216%
119%
80%
88%
SSB
PSTB
Pro Forma
C&D Loans / Risk-Based Capital
CRE Loans / Risk-Based Capital

Source: SNL Financial
Data as of 3/31/17
Dashed lines denote regulatory recommended threshold
(1) Excludes purchase accounting adjustments

Pro Forma Deposit Market Rank

Combined Counties of Operation	6
Select Markets:	
Greenwood, SC	1
Augusta, GA	2
Charleston, SC	3
Savannah, GA	4
Greenville, SC	5
Charlotte, NC	6
Columbia, SC	7
Wilmington, NC	8
Richmond, VA	9

Source: SNL Financial
deposit market share data as of 6/30/16

Summary

- Adds density and depth
- Enhances presence in key metropolitan markets
- Combines two teams with exceptional talent
- Financially attractive to shareholders of both companies
- Well positioned for further growth and acquisitions

Combined Company

Pro Forma Highlights (1)

Assets	$14.5 bn
Loans	10.4
Deposits	11.5
Branches	183
Loans / Deposits	90%
Market Cap	$3.3 bn
Employees	2,600



Richmond
VIRGINIA
NORTH CAROLINA
Raleigh
Spartanburg
Greenville
Charlotte
SOUTH CAROLINA
Atlanta
Athens
Columbia
Wilmington
Myrtle Beach
Augusta
Charleston
GEORGIA
Savannah
SSB + PSTB (183)

Source: SNL Financial

(1) Excludes purchase accounting adjustments

Appendix

Pro Forma Deposit Market Share by State (1)

South Carolina

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$11,080	16.08 %	145
2	BB&T Corp.	7,889	11.45	111
3	Bank of America Corp.	7,722	11.21	79
4	First Citizens BancShares Inc.	6,719	9.75	147
	Pro Forma	6,343	9.21	111
5	South State Corp.	5,611	8.14	88
6	Toronto-Dominion Bank	3,882	5.63	65
7	Synovus Financial Corp.	3,059	4.44	38
8	SunTrust Banks Inc.	1,851	2.69	43
9	United Community Banks Inc.	1,473	2.14	32
10	Carolina Financial Corp.	1,348	1.96	24
15	Park Sterling Corp.	732	1.06	23

North Carolina

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp.	$25,070	17.68 %	348
2	Wells Fargo & Co.	23,822	16.80	328
3	First Citizens BancShares Inc.	14,776	10.42	244
4	Bank of America Corp.	13,085	9.23	151
5	SunTrust Banks Inc.	7,611	5.37	137
6	PNC Financial Services Group Inc.	6,303	4.44	142
7	F.N.B. Corp.	5,247	3.70	95
8	PacWest Bancorp	4,419	3.12	1
9	Capital Bank Financial Corp.	4,397	3.10	96
10	Pinnacle Financial Partners Inc.	4,306	3.04	44
15	Pro Forma	1,365	0.96	26
18	Park Sterling Corp.	966	0.68	18
38	South State Corp.	399	0.11	8

Georgia

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$24,600	13.80 %	275
2	Bank of America Corp.	19,447	10.91	168
3	SunTrust Banks Inc.	14,896	8.36	237
4	Synovus Financial Corp.	10,568	5.93	115
5	BB&T Corp.	9,224	5.17	154
6	Regions Financial Corp.	5,868	3.29	122
7	United Community Banks Inc.	5,348	3.00	70
8	Bank of the Ozarks Inc.	4,031	2.26	67
9	State Bank Financial Corp.	3,354	1.88	32
10	JPMorgan Chase & Co.	3,179	1.78	83
11	Pro Forma	3,013	1.69	38
12	South State Corp.	2,772	1.55	33
64	Park Sterling Corp.	241	0.14	5

Virginia

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp.	$22,631	15.15 %	344
2	SunTrust Banks Inc.	15,554	10.41	281
3	United Bankshares Inc.	7,090	4.75	129
4	Union Bankshares Corp.	6,102	4.08	196
5	TowneBank	5,704	3.82	83
6	Capital One Financial Corp.	5,171	3.46	113
7	Carter Bank & Trust	3,948	2.64	32
8	PNC Financial Services Group Inc.	3,479	2.33	58
9	Burke & Herbert Bank & Trust Co.	2,262	1.51	88
10	Access National Corp.	2,114	1.42	96
36	Park Sterling Corp.	542	0.36	8

Source: SNL Financial
Deposit data as of 6/30/16; pro forma for announced transactions
(1) Total deposits and branches adjusted to exclude individual money center and super regional bank branches with greater than $1.0 billion in deposits

Pro Forma Deposit Market Share by MSA (1)

Charlotte-Concord-Gastonia, NC-SC

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$7,124	22.47 %	89
2	Bank of America Corp.	5,037	15.89	59
3	BB&T Corp.	4,777	15.07	69
4	Fifth Third Bancorp	2,329	7.35	39
5	First Citizens BancShares Inc.	2,296	7.24	46
	Pro Forma	**1,515**	**4.78**	**27**
6	SunTrust Banks Inc.	1,471	4.64	33
7	**Park Sterling Corp.**	**947**	**2.99**	**19**
8	F.N.B. Corp.	838	2.64	16
9	Capital Bank Financial Corp.	674	2.13	16
10	Pinnacle Financial Partners Inc.	632	1.99	8
12	**South State Corp.**	**568**	**1.79**	**8**

Greenville-Anderson-Mauldin, SC

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$2,648	17.24 %	30
2	Bank of America Corp.	2,179	14.19	18
3	BB&T Corp.	1,822	11.87	27
4	Toronto-Dominion Bank	1,515	9.86	20
	Pro Forma	**991**	**6.46**	**18**
5	SunTrust Banks Inc.	938	6.11	19
6	First Citizens BancShares Inc.	795	5.18	19
7	**South State Corp.**	**773**	**5.04**	**9**
8	United Community Banks Inc.	741	4.83	15
9	Southern First Bancshares Inc.	619	4.03	4
10	Travelers Rest Bancshares Inc.	552	3.59	10
14	**Park Sterling Corp.**	**218**	**1.42**	**9**

Richmond, VA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	SunTrust Banks Inc.	$4,434	12.81 %	40
2	Wells Fargo & Co.	4,336	12.53	61
3	BB&T Corp.	3,200	9.25	40
4	Union Bankshares Corp.	1,827	5.28	32
5	Bank of America Corp.	1,792	5.18	22
6	C&F Financial Corp.	776	2.24	17
7	TowneBank	735	2.12	9
8	Xenith Bankshares Inc.	675	1.95	5
9	**Park Sterling Corp.**	**542**	**1.57**	**8**
10	Community Bankers Trust Corp.	519	1.50	10

Wilmington, NC

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Live Oak Bancshares Inc.	$1,165	19.75 %	1
2	Wells Fargo & Co.	1,097	18.60	10
3	BB&T Corp.	826	14.01	10
4	First Citizens BancShares Inc.	685	11.62	10
5	Bank of America Corp.	496	8.41	7
6	F.N.B. Corp.	368	6.23	4
7	PNC Financial Services Group Inc.	312	5.28	7
	Pro Forma	**209**	**3.55**	**4**
8	SunTrust Banks Inc.	201	3.40	3
9	Toronto-Dominion Bank	186	3.16	2
10	First Bancorp	164	2.78	5
11	**South State Corp.**	**140**	**2.37**	**3**
13	**Park Sterling Corp.**	**69**	**1.18**	**1**

Source: SNL Financial
Deposit data as of 6/30/16; pro forma for announced transactions
(1) Total deposits and branches adjusted to exclude individual money center and super regional bank branches with greater than $1.0 billion in deposits

Combined Key Markets

Charlotte


Charlotte
#6
77
40
85
26
Spartanburg
NORTH CAROLINA
SOUTH CAROLINA

- SSB
- PSTB

Richmond


Richmond
#9
95
64
295
95
85

Greenville


NORTH CAROLINA
Greenville
#5
Spartanburg
26
85
185
GEORGIA

Deposit market share data as of 6/30/16
Circle denotes pro forma deposit market share rank in each respective MSA

Market Highlights: Charlotte

Charlotte Market Overview

- Charlotte is the most accessible city between Washington, D.C., and Dallas, Texas
  - 6.9 million people live within a 100-mile radius
  - MSA Population: 2.49 million
- Nation's second largest banking center, sixth busiest airport and home to seven Fortune 500 companies
- C&I statistics(1):
  - Total C&I businesses: 15,854
  - Total C&I sales: $90 bn
- Charlotte ranked #8 best big cities for jobs by Forbes
- Charlotte was rated the 3rd most attractive real estate market in America (PWC)
- Charlotte has been ranked No. 15 of the 'Best Place to Live in the USA'



Charlotte
Spartanburg
NORTH CAROLINA
SOUTH CAROLINA

Demographics



Charlotte
North Carolina
Southeast
7.2%
5.0%
4.6%
9.1%
7.0%
6.5%
Projected Population Growth 2017–2022 (%)
Projected Median HHI Growth 2017–2022 (%)

Companies Headquartered in Charlotte

- Duke Energy
- Lowe's
- Nucor
- Domtar
- Sonic Automotive
- Sealed Air Re-imagine
- Barings

Source: SNL Financial, WalletHub, Forbes, Charlotte Chamber of Economic Development, RLCO, CBRE
Demographic data as of 6/30/16

(1) Includes companies classified with the NAICs as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing

Market Highlights: Richmond

Richmond Market Overview

- Focal point of the state of Virginia
  - State capital, headquarters of Fifth Federal Reserve District, home to six Fortune 500 companies
  - Central location within the Commonwealth
  - MSA population: 1.29 million
  - Multiple top tier Universities in and around the greater Richmond MSA
- C&I statistics(1):
  - Total C&I businesses: 8,253
  - Total C&I sales: $50 bn
- Richmond was named was named 4th hottest housing market in 2016 (Zillow)
- Richmond was ranked 11th best metro area to start a business in America (CNBC)


Richmond

Demographics


Richmond
Virginia
Southeast
4.6%
4.2%
4.6%
$67,683
$71,415
$54,678
Projected Population Growth 2017–2022 (%)
Projected Median HHI 2022 ($)

Companies Headquartered in Richmond

Altria
Dominion
Genworth
CarMax
Owens & Minor
WestRock

Source: SNL Financial, Richmond Chamber of Commerce, the City of Richmond Economic & Community Development Authority
Demographic data as of 6/30/16
(1) Includes companies classified with the NAICs as Healthcare and Social Assistance, Wholesale Trade, Manufacturing or Transportation and Warehousing

Focused on High Growth Markets

Projected Change 2017-2022

MSA Population Growth



Myrtle Beach 9.8%
Hilton Head 8.7%
Charleston 8.7%
Raleigh 8.2%
Charlotte 7.2%
Savannah 7.1%
Wilmington 7.1%
Atlanta 6.7%
Greenville 6.1%
Columbia 5.7%
Spartanburg 4.9%
Richmond 4.6%
Augusta 4.6%
US 3.8%

State Population Growth



South Carolina 5.8%
Georgia 5.2%
North Carolina 5.0%
Virginia 4.2%
US 3.8%

Source: SNL Financial
Population data as of 6/30/16

Leverages Presence in Key Markets

	Market			Demographics					Deposits			
									SSB	PSTB	Pro Forma	
	Market	SSB	PSTB	2017 Population	'17-'22 Population Growth (%)	2022 Proj. Household Income ($)	Gross Domestic Product[1] ($bn)	Businesses	Deposits ($mm)	Deposits ($mm)	Deposits ($mm)	Market Share (%)
New	Raleigh		P	1,305,052	8.2 %	$70,453	$75.8	45,485	–	$14	$14	0.1 %
New	Richmond		P	1,285,883	4.6	67,686	74.1	46,613	–	542	542	1.6
Shared	Charlotte	S	P	2,485,529	7.2 %	$62,735	$152.4	88,983	$568	$947	$1,515	0.8 %
Shared	Greenville	S	P	891,702	6.1	49,924	38.3	31,008	773	218	991	6.5
Shared	Columbia	S	P	823,488	5.7	56,901	38.4	28,583	466	72	538	2.9
Shared	Charleston	S	P	768,937	8.7	61,721	36.4	27,783	1,537	13	1,549	12.7
Shared	Spartanburg	S	P	329,437	4.9	47,423	14.2	11,396	33	109	142	2.7
Shared	Wilmington	S	P	284,733	7.1	57,140	13.6	12,655	140	69	209	3.6
Current	Augusta	S		598,039	4.6 %	$51,812	$22.3	20,295	$1,593	--	$1,593	19.9 %
Current	Myrtle Beach	S		449,541	9.8	48,572	16.0	20,856	326	--	326	4.3
Current	Savannah	S		388,564	7.1	59,407	17.0	15,570	543	--	543	7.7
Current	Hilton Head	S		214,431	8.7	57,762	7.9	9,774	604	--	604	14.8

Source: SNL Financial
Deposit data as of 6/30/16; pro forma for announced transactions
(1) Per the Bureau of Economic Analysis' 2015 Regional GDP news release

Loan Composition

SSB



Consumer & Other 10%
C&I 8%
C&D 11%
Non Owner-Occupied CRE 14%
Owner-Occupied CRE 19%
Multifamily 1%
1-4 Family 37%

Loan Portfolio	Amount	% of Total
C&D	$838,040	10.5 %
1-4 Family	2,929,522	36.8
Multifamily	109,200	1.4
Owner-Occupied CRE	1,546,696	19.4
Non Owner-Occupied CRE	1,090,101	13.7
C&I	644,105	8.1
Consumer & Other	801,169	10.1
Gross Loans & Leases	$7,958,833	100.0 %

PSTB



C&I 17%
Consumer & Other 2%
C&D 17%
Non Owner-Occupied CRE 22%
Owner-Occupied CRE 15%
Multifamily 4%
1-4 Family 23%

Loan Portfolio	Amount	% of Total
C&D	$422,260	17.1 %
1-4 Family	571,745	23.2
Multifamily	102,341	4.1
Owner-Occupied CRE	364,161	14.8
Non Owner-Occupied CRE	540,365	21.9
C&I	424,449	17.2
Consumer & Other	41,455	1.7
Gross Loans & Leases	$2,466,776	100.0 %

Pro Forma (1)



C&I 10%
Consumer & Other 8%
C&D 12%
Non Owner-Occupied CRE 16%
Owner-Occupied CRE 18%
Multifamily 2%
1-4 Family 34%

Loan Portfolio	Amount	% of Total
C&D	$1,260,300	12.1 %
1-4 Family	3,501,267	33.6
Multifamily	211,541	2.0
Owner-Occupied CRE	1,910,857	18.3
Non Owner-Occupied CRE	1,630,466	15.6
C&I	1,068,554	10.2
Consumer & Other	842,624	8.1
Gross Loans & Leases	$10,425,609	100.0 %

Source: SNL Financial
Dollars in thousands
Data as of or for the three months ended 3/31/17
(1) Excludes purchase accounting adjustments

Deposit Composition

SSB


Jumbo Time Deposits 5%
Retail Time Deposits 7%
Demand Deposits 29%
Money Market & Savings 36%
NOW Accounts 24%

Deposit Composition	Amount	% of Total
Demand Deposits	$2,599,111	28.8 %
NOW Accounts	2,141,652	23.7
Money Market & Savings	3,228,656	35.7
Retail Time Deposits	639,970	7.1
Jumbo Time Deposits	424,049	4.7
Total Deposits	**$9,033,438**	**100.0 %**

PSTB


Jumbo Time Deposits 13%
Demand Deposits 21%
Retail Time Deposits 15%
NOW Accounts 19%
Money Market & Savings 32%

Deposit Composition	Amount	% of Total
Demand Deposits	$524,380	20.9 %
NOW Accounts	466,000	18.6
Money Market & Savings	811,986	32.4
Retail Time Deposits	385,329	15.4
Jumbo Time Deposits	321,500	12.8
Total Deposits	**$2,509,195**	**100.0 %**

Pro Forma


Jumbo Time Deposits 6%
Retail Time Deposits 9%
Demand Deposits 27%
Money Market & Savings 35%
NOW Accounts 23%

Deposit Composition	Amount	% of Total
Demand Deposits	$3,123,491	27.1 %
NOW Accounts	2,607,652	22.6
Money Market & Savings	4,040,642	35.0
Retail Time Deposits	1,025,299	8.9
Jumbo Time Deposits	745,549	6.5
Total Deposits	**$11,542,633**	**100.0 %**

Source: SNL Financial
Dollars in thousands
Data as of or for the three months ended 3/31/17
Note: Jumbo time deposits defined as time deposits greater than $100,000

Investor Contacts

Robert R. Hill, Jr.
Chief Executive Officer

John C. Pollok
Senior Executive Vice President
Chief Financial Officer / Chief Operating Officer

James C. Mabry IV
Executive Vice President
Investor Relations and Mergers & Acquisitions

James C. Cherry
Chief Executive Officer

Bryan F. Kennedy
President

Donald K. Truslow
Executive Vice President
Chief Financial Officer

520 Gervais Street
Columbia, South Carolina 29201
(800) 277-2175
www.southstatebank.com

1043 East Morehead Street
Suite 201
Charlotte, NC 28204
(704) 716-2134
www.parksterlingbank.com